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                      SUPPLEMENT DATED JANUARY 14, 1997 TO
                        PROSPECTUS DATED MAY 1, 1996 FOR

                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

                                THROUGHOUT ITS

                       NATIONWIDE VA SEPARATE ACCOUNT - C

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

Effective January 1, 1997, all references in the prospectus to the Contract Maintenance Charge are hereby eliminated to the extent permitted by state law. Specifically, the following provisions are amended due to the elimination of the Contract Maintenance Charge:

1. The "Summary of Contract Expenses" on page 5 of the prospectus is hereby amended to change the Maximum Contract Maintenance Charge from $30 to $0 and to eliminate Footnote 2.

2. The "Example" located on page 6 of the prospectus is hereby amended as follows:

                                    EXAMPLE

The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming a $1000 initial Purchase Payment and 5% annual return. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown below.

                     If you surrender your Contract at  If you do not surrender your Contract  If you annuitize your Contract at the
                       the end of the applicable time      at the end of the applicable time      end of the applicable time period
                                  period                               period
                           1 Yr. 3 Yrs. 5 Yrs. 10 Yrs.       1 Yr. 3 Yrs. 5 Yrs. 10 Yrs.         1 Yr. 3 Yrs. 5 Yrs. 10 Yrs.
Fidelity VIP Fund-Equity
Income Portfolio            90    107    133     230          20    62     106     230            *      62    106    230

Fidelity VIP Fund-
Overseas Portfolio          93    116    149     262          23    71     122     262            *      71    122    262

NSAT - Money Market
Fund                        89    104    129     220          19    59     102     220            *      59    102    220

NSAT - Total Return
Fund                        89    104    128     219          19    59     101     219            *      59    101    219

The One(R) Group
Investment Trust-Asset      94    119    154     272          24    74     127     272            *      74    127    272
Allocation Fund

The One(R) Group
Investment Trust-           92    111    141     245          22    66     114     245            *      66    114    245
Government Bond Fund

The One(R) Group
Investment Trust-Large      93    116    149     261          23    71     122     261            *      71    122    261
Company Growth Fund

The One(R) Group
Investment Trust-           93    116    149     261          23    71     122     261            *      71    122    261
Growth Opportunities
Fund

*The Contracts sold under this prospectus do not permit annuitizations during the first two Contract Years.


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3.        All references to the Contract Maintenance Charge in the second paragraph of the "Synopsis" located on page 7 of the prospectus are eliminated. The second paragraph of the "Synopsis" is amended to read as follows:

          The Company will assess an Administration Charge equal to an annual rate of 0.05% of the daily net asset value of the Variable Account. This charge is used to reimburse the Company for administrative expenses related to the issuance and maintenance of the Contracts. The Company does not expect to recover from this charge an amount in excess of accumulated administrative expenses (see "Administrative Charge").

4. All references to the Contract Maintenance Charge are eliminated from the "Contract Maintenance Charge and Administration Charge" provision located on page 13 of the prospectus. The provision now reads as follows:

ADMINISTRATION CHARGE

The Company assesses an Administration Charge equal on an annual basis to 0.05% of the daily net asset value of the Variable Account. The deduction of the Administration Charge is made from each Sub-Account in the same proportion that the Contract Value in each Sub-Account bears to the total Contract Value in the Variable Account. This charge is designed only to reimburse the Company for administrative expenses related to the issuance and maintenance of the Contracts. The Company will monitor this charge to ensure that it does not exceed annual administration expenses.





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